Exhibit No. 99

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                                     WFMBS MORTGAGE LOAN POOL
                        20-YEAR THROUGH 30-YEAR 5/1 LIBOR INTERMEDIATE ARM
                                 RELO & NON-RELOCATION MORTGAGES
                                       WFMBS SERIES 2003-A
                                    POOL PROFILE (11/25/2002)

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                                                    --------------------      ---------------------
                                                          5/1 POOL                  TOLERANCE
                                                    --------------------      ---------------------
AGGREGATE PRINCIPAL BALANCE                                $500,000,000                 (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                                      1-Jan-03                        N/A
INTEREST RATE RANGE                                        3.75 - 6.125                        N/A
GROSS WAC                                                        5.300%               (+ / - 5 bps)
WEIGHTED AVERAGE SERVICE FEE                                     0.375%

MASTER SERVICING FEE                                                1.0 on Securitization only
WAM (in months)                                                     358              (+/- 2 months)

WALTV                                                               62%               (maximum +3%)

CALIFORNIA PERCENT                                                  61%               (maximum +3%)
SINGLE LARGEST ZIP CODE PERCENT                                      3%              (maximum  +2%)

AVERAGE LOAN BALANCE                                           $469,700          (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE                                $998,879        (maximum $1,500,000)

CASH OUT REFINANCE PERCENT                                          14%              (maximum  +3%)

PRIMARY RESIDENCE PERCENT                                           98%               (minimum -3%)

SINGLE FAMILY DETACHED PERCENT                                      91%               (minimum -3%)

FULL DOCUMENTATION PERCENT                                          69%               (minimum -3%)

WA FICO                                                             736                (minimum -5)

UNINSURED > 80% LTV PERCENT                                          0%               (maximum +2%)

RELOCATION PERCENT                                                   5%               (minimum -3%)

GROSS MARGIN                                                     2.250%               (+ / - 5 bps)

GROSS LIFECAP                                                   10.300%               (+ / - 5 bps)

WA MONTHS TO NEXT ROLL                                               58            (+ / - 2 months)

INTEREST ONLY PERCENT                                                0%              (maximum  +3%)


          THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                 SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                            WFMBS MORTGAGE LOAN POOL
                               20-YEAR THROUGH 30-YEAR 5/1 LIBOR INTERMEDIATE ARM
                                         RELO & NON-RELOCATION MORTGAGES
                                               WFMBS SERIES 2003-A
                                               PRICING INFORMATION
                                            POOL PROFILE (11/25/2002)
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
COLLATERAL                     All Mortgage Loans will Index off the One Year Libor.
                           None of the Mortgage Loans have a convertibility feature.
   Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                      Each Mortgage Loan has a 5% Lifetime Rate Cap.

RATING AGENCIES                                                   TBD by Wells Fargo

PASS THRU RATE                                    Net WAC or Ratio Stripped/Variable

STRUCTURE                                       TO CONFORM TO WFMBS 2002-B or 2002-F
                                                               EXCEPT AS NOTED BELOW
                        (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                     10-Jan-03                     10:00 AM

PRICING DATE                                                                     TBD

SETTLEMENT DATE                                                            30-Jan-03

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ASSUMED SUB LEVELS                                                 Rating Agency     AGG Level
Levels and Rating Agencies for                             AAA      Moody's/S&P        2.95%
2003-A to be determined by                                  AA          S&P            1.30%
Wells Fargo                                                  A          S&P            0.80%
                                                           BBB          S&P            0.45%
                                                            BB          S&P            0.30%
                                                             B          S&P            0.15%

                                                          Note:  AAA Class will be rated by two rating agencies.
                                                          AA through B Classes will be rated by one rating agency.


NOTE:  PLEASE NOTE THE FOLLOWING SPECIFICS OF THE 2003-A STRUCTURE:
1.0 BPS MASTER SERVICING FEE STRIP
CLASS A OPTIMAL AMT:  CLASS A PP% OF NET LIQUIDATION PROCEEDS FOR A LIQUIDATED LOAN
CLASS A PP% SHIFT TEST FAILURE - LOOK BACK TO LAST DETERMINATION DATE FOR CALC'D CLASS A PP%



* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
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WFMBS CONTACTS                                                 Brad Davis (301) 846-8009
                                                               Gretchen Markley (301) 846-8356
                                                               Mike Miller (301) 815-6397



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                           WFASC DENOMINATION POLICY
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TYPE AND DESCRIPTION OF CERTIFICATES                                          MINIMUM          PHYSICAL          BOOK ENTRY
                                                                           DENOMINATION      CERTIFICATES       CERTIFICATES
                                                                              (1)(4)
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
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex          $25,000           Allowed           Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                            $100,000           Allowed           Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit           $100,000           Allowed           Allowed
protection  to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                    (2)             Allowed           Allowed

Leveraged Inverse Floater IO                                                    (2)            Required         Not Allowed

Residual Certificates                                                           (3)            Required         Not Allowed

All other types of Class A Certificates                                         (5)               (5)               (5)



CLASS B (Investment Grade)                                                   $100,000           Allowed           Allowed

CLASS B (Non-Investment Grade)                                               $250,000          Required         Not Allowed
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
(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.
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